UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2015

ACELRX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35068	41-2193603
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

351 Galveston Drive

Redwood City, CA 94063

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 216-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 22, 2015, AcelRx Pharmaceuticals, Inc. (the “Company”) issued a press release entitled “AcelRx Pharmaceuticals Reports that the European Commission has Granted Marketing Authorization for Zalviso™ for Treatment of Acute Moderate-to-Severe Post-Operative Pain in Adult Patients,” a copy of which is attached as Exhibit 99.1 to this Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated September 22, 2015.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2015	ACELRX PHARMACEUTICALS, INC.
	By:	/s/ Jane Wright-Mitchell
Jane Wright-Mitchell
Chief Legal Officer